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                                                                    EXHIBIT 10.3

                           FIRST AMENDMENT AGREEMENT

         This First Amendment Agreement dated as of November 3, 1995 (this "Amendment") is by and among (i) Union Texas Petroleum Holdings, Inc., a Delaware corporation ("Company"), (ii) the undersigned lenders ("Banks") which are parties to the Credit Agreement dated as of June 30, 1995 (the "Agreement") among the Company, the lenders party thereto, NationsBank of Texas, N.A., as agent ("Agent"), and the Co-Agents named therein, (iii) the Agent and (iv) the Co-Agents. In consideration of the mutual covenants contained herein, the Company, the Banks, the Co-Agents and the Agent agree as set forth herein.

         1. Amendments to Credit Agreement. The Agreement is hereby amended as follows:

                 1.1. Section 1.01. Section 1.01 of the Agreement is hereby amended by (i) deleting the definitions of "Obligors", "Required Guarantors", "Subsidiary Guarantors" and "Subsidiary Guaranty Agreement" and (ii) amending the definitions of "ERISA Group" and "Financing Documents" to read as follows:

                 "ERISA Group" means the Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Internal Revenue Code.

                 "Financing Documents" means this Agreement and the Notes.

                 1.2. References to Obligors. Sections 2.05(c), 2.13 and 4.04(c) of the Agreement are hereby amended, on each occurrence thereof of the phrase "any Obligor", by deleting such phrase and inserting in lieu thereof the phrase "the Company". Sections 3.01(e) and 3.01(g) of the Agreement are hereby amended, on each occurrence thereof of the phrase "the Obligors", by deleting such phrase and inserting in lieu thereof the phrase "the Company". Section
4.01 of the Agreement is hereby amended by deleting the phrase "Each of the Obligors" and inserting in lieu thereof the phrase "The Company". Section 4.02 of the Agreement is hereby amended, on each occurrence thereof of any of the phrases "by each Obligor", "within such Obligor's corporate powers", "of such Obligor" or "upon such Obligor", by deleting each such phrase and inserting in lieu thereof the phrase "by the Company", "within the Company's corporate powers", "of the Company" or "upon the Company", respectively.

                 1.3. Section 2.17(b). Section 2.17(b) of the Agreement is hereby amended in its entirety to read as follows:

                          (b) In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes,





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         assessments, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any of the Notes (hereinafter referred to as "Other Taxes").

                 1.4. Section 3.01(c). Section 3.01(c) of the Agreement is hereby deleted in its entirety and the phrase "INTENTIONALLY DELETED" is inserted in lieu thereof.

                 1.5. Section 4.03. Section 4.03 of the Agreement is hereby amended in its entirety to read as follows:

                          SECTION 4.03. Binding Effect. This Agreement and each of the Notes have been duly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company.

                 1.6. Section 4.08. Section 4.08 of the Agreement is hereby amended in its entirety to read as follows:

                          SECTION 4.08. Subsidiaries. All Restricted Assets are owned as of the date of this Agreement by the Company and the Persons listed in Part B of Schedule II hereto or, in the case of Restricted Assets sold since December 31, 1993, by Persons other than Unrestricted Subsidiaries. Part A of Schedule II hereto contains a true, complete and accurate list of all Unrestricted Subsidiaries, and Part B of Schedule II hereto contains a true, complete and accurate list of all Restricted Subsidiaries as of the date of this Agreement.

                 1.7. Section 5.10. Section 5.10 of the Agreement is hereby amended in its entirety to read as follows:

                          SECTION 5.10. Addition of Guarantors. If any Subsidiary of the Company Guarantees (i) Debt (other than Funded Debt) of the Company having an aggregate outstanding balance less than $25,000,000, and any Guarantee of such Debt has not been released or terminated within 60 days of the date of the incurrence of such obligation or (ii) Debt (other than Debt described in clause (i) above) of the Company, then the Company shall (a) cause all Loans and all other amounts payable at any time under any of the Financing Documents, including, without limitation, interest which accrues during a proceeding which occurs under the U.S. Bankruptcy Code or which would otherwise accrue under the terms of any of the Financing Documents, but for a proceeding under the U.S. Bankruptcy Code, to be equally and ratably guaranteed by such Subsidiary, (b) cause such Subsidiary to execute and deliver a subsidiary guaranty agreement in form and substance satisfactory to the Banks, and (c) deliver an opinion of counsel and officers' certificate to the effect that such subsidiary guaranty agreement has been duly authorized and executed by such Subsidiary





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         and constitutes the legal, valid, binding and enforceable obligation of such Subsidiary, all in form and substance satisfactory to the Banks. "Funded Debt" of any Person means at any date, all Debt (including, without limitation, Debt incurred under any revolving credit, letter of credit or working capital facility) of such Person that matures by its terms, or that is renewable at the option of such Person to a date more than one year after the date on which such Debt is originally incurred.

                 1.8. Section 5.19. Section 5.19 of the Agreement is hereby deleted in its entirety and the phrase "INTENTIONALLY DELETED" is inserted in lieu thereof.

                 1.9. Section 5.20. Section 5.20 of the Agreement is hereby amended in its entirety to read as follows:

                          SECTION 5.20. Conversion to Unrestricted Subsidiary. The Company may convert a Restricted Subsidiary into an Unrestricted Subsidiary by giving the Agent notice of such conversion at least 5 Domestic Business Days prior to such conversion; provided that (i) no Restricted Subsidiary shall be so converted so long as it owns directly or indirectly any interest in any Restricted Asset and (ii) no such conversion shall be made if at the time of such notice or after giving effect to such conversion, any Default would exist.

                 1.10. Section 6.01(c). Section 6.01(c) of the Agreement is hereby amended in its entirety to read as follows:

                          (c) the Company or any Subsidiary shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Company by the Agent at the request of any Bank;

                 1.11. Section 6.01(d). Section 6.01(d) of the Agreement is hereby amended in its entirety to read as follows:

                          (d) any representation, warranty, certification or statement made by the Company or any Subsidiary in this Agreement or made in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

                 1.12. Section 7.01. Section 7.01 of the Agreement is hereby amended in its entirety to read as follows:

                          SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Financing Documents as are





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         delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         2. Return of Guaranty. The Banks hereby consent to the release of the Subsidiary Guarantors from the Subsidiary Guaranty Agreement (defined below), and hereby authorize and direct the Agent, on behalf of the Banks, to execute and deliver a Release of Guaranty substantially in the form attached as Exhibit A hereto and to deliver to the Company the Subsidiary Guaranty Agreement dated as of June 30, 1995 (the "Subsidiary Guaranty Agreement") executed by Union Texas Petroleum Energy Corporation, Union Texas Products Corporation, Union Texas East Kalimantan Limited, Union Texas International Corporation, Unistar, Inc. and the Agent. Upon such delivery the Subsidiary Guaranty Agreement shall be deemed released.

         3. Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Agent of counterparts of this Amendment signed by the Company, the Banks, the Agent and the Co-Agents (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

         4.      Miscellaneous.

                 4.1. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with
Section 9.05 of the Agreement.

                 4.2. Governing Law. This Amendment and the Agreement as amended hereby shall be construed in accordance with and governed by the laws of the State of Texas.

                 4.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any other Financing Document remain in full force and effect. Undefined capitalized terms used herein are used herein as defined in the Agreement as amended hereby.

                 4.4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 4.5. Representations and Warranties. The Company hereby represents and warrants to the Banks, the Co- Agents and the Agent that (i) the representations and warranties contained in Article IV of the Agreement (other than the representations and warranties contained in Sections 4.04(a) and 4.04(c) thereof) are correct on and as of





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the date hereof as though made on and as of the date hereof, with this
Amendment and the Agreement as amended hereby, constituting "Financing Documents" for purposes thereof, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                 4.6. Default. Without limiting any other event which may constitute an Event of Default, in the event that any representation or warranty set forth herein shall be incorrect or misleading in any material respect when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            UNION TEXAS PETROLEUM HOLDINGS, INC.


                                            By:  /s/ M.N. Markowitz
                                                --------------------------------
                                                    M.N. Markowitz
                                                    Vice President and Treasurer


BANKS:

NATIONSBANK OF TEXAS, N.A.                   UNION BANK OF SWITZERLAND,
                                             HOUSTON AGENCY

By:  /s/ Paul A. Squires
    ---------------------------
       Paul A. Squires                       By: /s/ E. Swann
       Senior Vice President                    --------------------------------
                                                    Authorized Officer


BANK OF AMERICA NATIONAL                     By: /s/ [Illegible]
TRUST AND SAVINGS ASSOCIATION                   --------------------------------
                                                    Authorized Officer


By:  /s/ Laura B. Shepard                    NATIONSBANK OF TEXAS, N.A.,
    ---------------------------              as Agent
       Authorized Officer
       Laura B. Shepard
       Vice President

                                             By: /s/ Paul A. Squires
                                                ------------------------------
                                                    Paul A. Squires
                                                    Senior Vice President


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BANK OF AMERICA NATIONAL                     UNION BANK OF SWITZERLAND,
TRUST AND SAVINGS                            HOUSTON AGENCY, as Co-Agent
ASSOCIATION, as Co-Agent


By: /s/ Laura B. Shepard                     By:   /s/ E. Swann
    --------------------                         --------------------
     Authorized Officer                           Authorized Officer


     Laura B. Shepard                        By:     /s/ [Illegible]
    --------------------                           -------------------
      Vice President                                Authorized Officer


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                                   EXHIBIT A

                              RELEASE OF GUARANTY

         This Release of Guaranty dated as of November 3, 1995 (this "Release") is among Union Texas Petroleum Energy Corporation, Union Texas Products Corporation, Union Texas East Kalimantan Limited, Union Texas International Corporation, Unistar, Inc. (collectively, the "Subsidiary Guarantors"), Union Texas Petroleum Holdings, Inc. (the "Company"), and NationsBank of Texas, N.A., as agent (the "Agent") for the banks under the Credit Agreement dated as of June 30, 1995 (the "Credit Agreement") among the Company, the lenders and Co-Agents party thereto and the Agent.

                             PRELIMINARY STATEMENT

         WHEREAS, the Subsidiary Guarantors have previously executed and delivered the Subsidiary Guaranty Agreement dated as of June 30, 1995 (the Subsidiary Guaranty Agreement") among the Subsidiary Guarantors and the Agent;

         WHEREAS, the Company has requested that the Subsidiary Guarantors be released from their obligations under the Subsidiary Guaranty Agreement;

         WHEREAS, Banks having at least 66 2/3% of the aggregate amount of the Commitments (as defined in the Credit Agreement) have consented (in accordance with clause (ii) of Section 3.03 of the Subsidiary Guaranty Agreement) to the release of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty Agreement and have authorized and directed the Agent to take certain actions pertaining to the Subsidiary Guaranty Agreement in connection with the First Amendment Agreement dated as of November 3, 1995 among the Company, the Banks, the Co-Agents and the Agent;

         NOW, THEREFORE, the parties hereto agree as follows:

                                    RELEASE

         A. Release of Obligations. The Agent, on behalf of the Agent and the Banks, hereby releases each of the Subsidiary Guarantors party to the Subsidiary Guaranty Agreement of its respective obligations under the Subsidiary Guaranty Agreement.

         B. Termination of Guaranty. The Subsidiary Guarantors, the Company and the Agent, on behalf of the Agent and the Banks, agree that the Subsidiary Guaranty Agreement is hereby terminated.

         C. Company's Acknowledgement and Confirmation. The Company hereby acknowledges receipt of delivery of the Subsidiary Guaranty Agreement, and confirms






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to the Agent and the Banks that none of the Company's obligations under any
Financing Document (as defined in the Credit Agreement), and none of the Banks' or the Agent's rights and remedies under any Financing Document, are released, impaired or affected by the termination of the Subsidiary Guaranty Agreement and the release of the Subsidiary Guarantors from their respective obligations thereunder.

         D. Representation. The Subsidiary Guarantors and the Company represent and warrant to the Agent and the Banks that each of the "Subsidiary Guarantors" (as defined in the Subsidiary Guaranty Agreement) affected by this Release has duly executed and delivered this Release.

         E. Governing Law. This Release shall be governed by and construed in accordance with the applicable laws of the State of Texas and the United States of America.

         F. Counterparts. This Release may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts taken together shall constitute a single instrument, with the same effect as if the signatures thereto and hereto were upon the same Release.

         IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized have executed this Release as of the date first written above.


NATIONSBANK OF TEXAS, N.A.,                  UNION TEXAS PETROLEUM
as Agent                                     HOLDINGS, INC.


By: ___________________________              By: ______________________________
       Paul A. Squires                             M.N. Markowitz
       Senior Vice President                       Vice President and Treasurer

SUBSIDIARY GUARANTORS:

UNION TEXAS PETROLEUM                        UNION TEXAS PRODUCTS
ENERGY CORPORATION                           CORPORATION


By: ___________________________              By: ______________________________
       M.N. Markowitz                              M.N. Markowitz
       Treasurer                                   Treasurer


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UNION TEXAS EAST                             UNION TEXAS INTERNATIONAL
KALIMANTAN LIMITED                           CORPORATION


By: ___________________________              By: ______________________________
       M.N. Markowitz                              M.N. Markowitz
       Treasurer                                   Treasurer


UNISTAR, INC.


By: ___________________________
       M.N. Markowitz
       Vice President


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